                                      OFFICE OF THE UNITED STATES TRUSTEE
                                                EXHIBIT 99.2

----------------------------------------------------------              ------------------------------------------
In re: PREMIER LASER SYSTEMS, INC., Debtor                              DEBTOR IN POSSESSION OPERATING REPORT
1 Argonaut, Suite 201, Aliso Viejo, CA 92656                            Report #: 14           Page: 1 of 3
SA00-12031RA                                                            For the period FROM: MAY 1, 2001
                                                                                         TO: MAY 31, 2001
----------------------------------------------------------              ------------------------------------------
1. Profit and loss Statement
  a.      Related to Business operations:
          -------------------------------
          Gross Sales / A/R Collected                    $    4,170.11
          Less: Sales Returns or Discounts                        0.00
                                                          -------------
                    Net Sales                                           $   4,170.11
          Less: Cost of Goods Sold                                              0.00
                                                                        -------------
                    Gross Profit                                                      $    4,170.11

          Less: Operating Expenses:
          -------------------------
          Officer Compensation                               14,969.50
          Salaries and Wages - Other Employees                4,676.19
                                                          -------------
                    Total Salaries and Wages                               19,645.69
          Employee Benefits and Pensions                          0.00          0.00
          Payroll Taxes                                       2,168.88
          Real Estate Taxes                                       0.00
          Federal and State Income Taxes                          0.00
                                                          -------------
                    Total Taxes                                             2,168.88
          Rent and Lease Expense                              4,000.00
          Outside Services                                   30,705.00
          Insurance                                             215.90
          Security/Alarm                                          0.00
          Utilities (Gas, Electricity, Water, Phone, etc.)       31.45
          Patent & Securities/Exchange Expenses               2,975.00
          Repairs, Maintenance & Gardening                        0.00
          Supplies, Office Exp., Photocopies, etc.              539.60
          Computers - Office & Demo Eqpt.                     3,268.50
          Moving & Storage of Records                         1,309.63
          Bank Charges                                            0.00
                                                          -------------
                    Total Other Operating Expenses                          43,045.08
                                                                        -------------
                    Total Operating Expenses                                              64,859.65
                                                                                       -------------
          NET GAIN/(LOSS) FROM BUSINESS OPERATIONS                                       (60,689.54)

 b.  Income Not Related to Business Operations
     -----------------------------------------
          Interest Income                                                  16,048.63
          Vendor Refunds                                                    3,196.40
          Health Insurance Payments-Employee, Capitation, Etc.                257.63
          Gross Proceeds on Sales of Assets                                50,636.01
          Less: Orig Cost of Assets + Expenses of Sale                          0.00
          Net Gain/Loss on Sale of Assets                                       0.00
                                                                        -------------
          Total Non-Operating Income                                                      70,138.67
     Expenses Not Related to Business Operations
     -------------------------------------------
          UST Quarterly Fees                                                    0.00
          Court Approved Professional Fees                                  6,152.36
          Costs - Fax/Xerox/Postage                                            29.00
          Claims Review                                                         0.00
          Settlements/Judgments-Cozean                                          0.00
                                                                        -------------
          Total Non-Operating Expenses                                                     6,181.36
                                                                                       -------------

     NET INCOME (LOSS) FOR PERIOD                                                      $   3,267.77
                                                                                       =============

This financial statement has been prepared on the cash basis of accounting. As this is a liquidating case, the Debtor believes that an accrual based financial statement would be misleading.

--------------------------------------------------------------------------------
Debtor in Possession Operating Report No. 14                         Page 2 of 3
--------------------------------------------------------------------------------

2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition payable): SEE ATTACHMENT #1

                                          Accrued       Accounts     Accounts
                                          Payroll       Payable     Receivable
                                          -------       -------     ----------
       Current   Under 30 Days              $0          $81,887             $0
       Overdue   31 - 60 Days               $0          $12,596             $0
       Overdue   61 - 90 Days               $0               $0             $0
       Overdue   91 - 120 Days              $0               $0             $0
       Overdue   Over 121 Days              $0               $0       $622,342
                                       ----------      ---------     ----------
       TOTAL                                $0          $94,483       $622,342
                                       ==========      =========     ==========

3. Statement of Status of Payments to Secured Creditors and Lessors:


                                                                            Post Petition
                                           Amount of                       Payments Not Made
                          Frequency of       Each           Next Pay       -----------------
Creditor/Lessor           Payment           Payment            Due        Number        Amount
---------------           -------           -------            ---        ------        ------
SEE ATTACHMENT #2




4. Tax Liability:

Gross Payroll Expense for Period:                        $    6,845.07
                                                         --------------
Gross Sales for Period Subject to Sales Tax              $        0.00
                                                         --------------

                                              Date         Amount
                                              Paid          Paid    Post Petition Taxes Still Owing
                                              ----          ----    -------------------------------
*Federal Payroll & Withholding Taxes                     $1,917.55  None
*State Payroll & Withholding Taxes                         $251.33
State Sales & Use Taxes - Estimated                     $50,000.00  Accountants Reconciling - Estimated
Real Property Taxes                                          $0.00  None

*Premier Laser Systems, Inc. is on full service with ADP Payroll processing.
They deduct all payroll taxes and remit to the correct taxing agency.


                                                                                                               Premium
5. Insurance Coverage           Carrier/Agent Name               Amount of Coverage         Policy Exp.          Paid
                                ------------------               ------------------            Date            Thru Date
                                                                                               ----            ---------
   Workers Compensation         HIH/Calco                        $1M,$1M,$1M                06/01/2001         06/01/2001
   Product/Completed Liab.      Medmarc/AON                      $10K ea, $100K agg.        03/20/2002         03/02/2001
                                                                 Self Ins. Ea. $50K
                                                                 $200 agg.
   * Liability                  Essex                            $4M ea, $4M agg            05/07/2002         05/07/2002 *
     Directors & Officers Liab. World Wide Facilities/RLI        $5M ea., $5m agg.          01/21/2004         01/21/2004
     Fire & Extended Coverage   Included in Property And General Liability Insurance
   * Property & Genl Liab.      Essex                            $1M ea., $2M agg.          05/07/2002         05/07/2002 *
        Theft                   Federal Insurance/AON            $75K & $75K                05/07/2002         05/07/2002 *
        Vehicle (Hired)         Federal Insurance/AON            $1M                        05/07/2002         05/07/2002 *
   * Umbrella Policy            Century Surety                                              05/05/2002         05/05/2002


*Premiums on insurance were paid 6/11/2001.

--------------------------------------------------------------------------------
Debtor in Possession Operating Report No. 14                         Page 3 of 3
--------------------------------------------------------------------------------

6. Questions

A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders or other principals without the approval of the Office of the United States Trustee?


                  Yes      Explain
      -----------                  ---------------------------------------------
           X       No
      -----------


B. Has the Debtor in Possession, subsequent to the filing of the petition, made payments on its pre-petition unsecured debt, except as have been authorized by the Court?

                  Yes      Explain
      -----------                  ---------------------------------------------
           X       No
      -----------


7. Statement of Unpaid Professional Fees (Post Petition Amounts Only):
                                                                              Total
    SEE ATTACHED STATEMENT # 3                                             Post-Petition
                                              Type of Professional            Amount
    Name of Professional                    (Attorney, Accountant / etc)      Unpaid
    --------------------                    ----------------------------      ------
    Knobbe, Marten, Olson & Bear              Attorney                     $90,109.84
    O'Melveny & Myers                         Attorney                    $593,081.30
    Winthrop & Couchet                        Attorney                    $244,891.26
    Squar Milner Rheel & Williamson           Accountants                  $17,191.50



8. Narrative of Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary).

    SEE ATTACHMENT #4

9. Quarterly Fees:

                                   Total                                                                          Quarterly
               Quarter         Disbursements      Quarterly        Date           Amount          Check             Fee
                Ending          For Quarter          Fee           Paid            Paid          Number         Still Owing
                ------          -----------          ---           ----            ----          ------         -----------
              03/31/2000           $69,829           $500        04/27/2000          $500      10035/10038          $0
              06/30/2000          $790,305         $3,750        07/19/2000        $3,750         10352             $0
              09/30/2000          $683,186         $3,750        10/16/2000        $3,750         10567             $0
              12/31/2000        $1,251,798         $5,000        01/04/2001        $5,000          114              $0
              03/31/2001          $503,229         $3,750        04/27/2001        $3,750         2073              $0



I, Robert P. Mosier, President , declare under penalty of perjury that the information contained in the above Debtor In Possession Operating Report is true and Complete to the best of my knowledge.




----------------------        --------------------------------------------------
Dated                         Robert P. Mosier,
                              President, Debtor in Possession


                                  ATTACHMENT #1
                                  May 31, 2001


Vendors                              >120 Days     91-120 Days    61-90 Days    31-60 Days    <30 Days          Total
---------------------------------------------------------------------------------------------------------------------

                                                                                                  0.00             -
C. Cozean                                                                        9,425.00    11,507.10     20,932.10
CPT Group                                                                                    30,000.00     30,000.00
Frenkel of California                                                                        38,513.75     38,513.75
Pro Building Janitorial Sevice                                                                  150.00        150.00
Blue Shield / CobraServ                                                                         455.89        455.89
Sierra Group Storage                                                                            189.00        189.00
Ceridian Benefit Health Insurance                                                               783.08        783.08
Cox Communications                                                                               99.95         99.95
D.Skelton                                                                                       188.50        188.50
Three Way, Inc.                                                                  3,171.00                   3,171.00
Various Tax Agencies (estimated)   50,000.00                                                               50,000.00
                                                                                                                -
                                                                                                                -
                                                                                                                -
                                                                                                                -
                                                                                                                -
                                                                                                                -
---------------------------------------------------------------------------------------------------------------------

Total Accounts Payable             50,000.00             0.00          0.00     12,596.00    81,887.27    144,483.27

(1) Various Sales Tax Agencies




                                  ATTACHMENT #3
                                  May 31, 2001

Professionals                     >120 Days          91-120 Days    61-90 Days    31-60 Days    <30 Days          Total
---------------------------------------------------------------------------------------------------------------------------
Squar Milner                                                                       4,961.50      12,230.00       17,191.50
O'Melveny & Myers                    359,634.97       57,383.00     49,421.50     56,575.00      70,066.83      593,081.30
Winthrop & Couchot                   113,872.27       36,074.00     40,841.49     20,112.20      33,991.30      244,891.26
Knobbe, Marten, Olson, & Bear         43,171.86        4,510.00      6,740.85     22,394.71      13,292.42       90,109.84
---------------------------------------------------------------------------------------------------------------------------

Total Professional Fees              473,507.24       93,457.00     90,262.99     81,648.70     116,288.13      945,273.90


Grand Total (Vendors+Professionals)                                                                           1,089,757.17



                                 ATTACHMENT # 2
                                   May 2001

3. STATEMENT OF STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS:

------------------------------------------------------------------------------------------------------------------------------------
                                         Frequency                                 Post Petition
                                         of Payments     Amount      Next        Payments Not Made                Notes
      Creditor/                          per Contract/   of Each    Payment   -----------------------  -----------------------------
      Lessor                             Lease           Payment     Due        Number     Amount
------------------------------------------------------------------------------------------------------------------------------------
    1 William Simmons                    Monthly         2,000.00    June                              4 month office lease
    2 Konica(1)                          Monthly           217.58    June          1      2,200.00     Fax machine, 2028 copier
    3 Konica(1)                          Monthly           328.31    June          1                   7490 Copier
    3 Konica(1)                          Monthly           388.42    June          1      5,000.00     7050 Copier, no stip
    5 Pitney Bowes Credit Corporation(1) Quarterly       1,395.00                  -     Zero owed     Equip. retrieved
    6 Steelcase Financial Services(3)    Monthly           381.94    June          1      2,056.00     Equip. sold to Intralase
    7 Dell(1)                            Monthly           965.83                        Zero owed     Equip. retrieved
    8 Green Tree(1)                      Monthly           778.23                        Zero owed     Equip. retrieved, laptops
    9 IC Capital(2)                      Monthly           483.78    June                              no stip yet.
   10 Intelenet                          Monthly           474.00    June          1        505.00     Cancel as of 3/1/01
------------------------------------------------------------------------------------------------------------------------------------


    1 Signed Stipulation
    2 O'Melveny handling in court
    3 Under Negotiation